Exhibit 99.1

Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

• “Compliance Review”:	8,900 mortgage loans

• “Data Integrity Review”:	8,900 mortgage loans

• “Pre-Acquisition Collection Comment Review”:	2,116 mortgage loans

• “Post-Acquisition Collection Comment Review”:	34 mortgage loans

• “Pre-Acquisition Payment History Review”:	8,855 mortgage loans

• “Post-Acquisition Payment History Review”:	52 mortgage loans

• “Title Review First Mortgages”:	3,734 mortgage loans

• “Title Review Second Mortgages”:	194 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s).

Identity of NRSRO	Title and Date of Criteria

DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014

Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017

Moody’s Investors Service, Inc.	Moody’s Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015

Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

Please be aware that five (5) loans in this population, originated in 2015 and 2016, were considered “newly originated” per rating agency guidelines as they are less than two (2) years seasoned and therefore would normally be subjected to a compliance, credit, and valuation review. These loans did not undergo a credit and valuation review; however, they were tested for Qualified Mortgage / Ability to Repay or TRID standards, where relevant, along with other applicable compliance elements as detailed below.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (8,884 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);

•	Final application (1003);

•	Note;

•	Appraisal;

•	Sales contract;

•	Title/Preliminary Title;

•	Initial TIL;

•	Final TIL;

•	Final HUD-1;

•	Initial and final GFE’s;

•	Right of Rescission Disclosure;

•	Mortgage/Deed of Trust;

•	Mortgage Insurance;

•	Tangible Net Benefit Disclosure;

•	FACTA disclosures; and

•	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (11 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

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a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (5 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

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c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

•	Loan Estimates;

•	Closing Disclosures; and

•	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review

AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review

Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 45 months.

Post-Acquisition Payment History Review

Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back for each mortgage loan within the payment history population ranging from 6 to 36 months.

SAFE ACT Review

For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Summary of findings and conclusions of review

There were 8,900 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 7,606 (85.46%) of the mortgage loans had exceptions; however, only 989 (11.11%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 8,900 mortgage loans reviewed for compliance, 8,263 were reviewed by AMCD and 637 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (8,900 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated

Compliance: Event Level	Loan Count	Percentage of Loans
A	1,294	14.54%
B	6,617	74.35%
C	351	3.94%
D	638	7.17%

Total	8,900	100.00%

AMC Diligence, LLC (8,263 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	1,230	14.89%
B	6,072	73.48%
C	327	3.96%
D	634	7.67%

Total	8,263	100.00%

JCIII & Associates, LLC (637 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	64	10.05%
B	545	85.56%
C	24	3.77%
D	4	0.63%

Total	637	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (8,900 Mortgage Loans)

AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 6,994 (78.58%) of the mortgage loans reviewed. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (8,263 Mortgage Loans)

In total, data variances were found on 6,888 (83.36%) mortgage loans across 87 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Original Interest Rate	1,922	23.26%
Maturity Date	1,745	21.12%
Original CLTV	1,510	18.27%
Original LTV	1,448	17.52%
Refi Purpose	1,377	16.66%
City	1,376	16.65%
Amortization Term	1,338	16.19%
Contract Sales Price	1,122	13.58%
Original Term	1,070	12.95%
Property Type	958	11.59%
Original P&I	865	10.47%
Purpose	784	9.49%
Index Type	621	7.52%
Interest Rate Life Cap	621	7.52%
Interest Rate Initial Cap	614	7.43%
Amortization Type	613	7.42%
Interest Rate Periodic Cap	564	6.83%
LTV Valuation Value	547	6.62%
PMI Company	541	6.55%
Margin	528	6.39%
Mortgage Type	471	5.70%
Occupancy	436	5.28%
Street	393	4.76%
Note Date	248	3.00%
First Payment Date	214	2.59%
# of Units	211	2.55%

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Field	Loan Count	% of Loans
Zip	201	2.43%
Coborrower Last Name	184	2.23%
Coborrower First Name	179	2.17%
PMI Coverage %	109	1.32%
Borrower SSN	100	1.21%
Representative FICO	92	1.11%
Borrower Last Name	84	1.02%
Borrower First Name	76	0.92%
Lien Position	68	0.82%
Original Loan Amount	56	0.68%
Interest Rate Life Max	45	0.54%
Coborrower SSN	42	0.51%
First Interest Rate Change Date	42	0.51%
Appraised Value	39	0.47%
First Payment Change Date	32	0.39%
Interest Rate Life Min	32	0.39%
Interest Rate Change Frequency	28	0.34%
Mod Date	28	0.34%
Next Interest Rate Change Date	28	0.34%
Next Payment Change Date	28	0.34%
Total Debt Ratio	22	0.27%
Mod Amortization Type	18	0.22%
Interest Rate Initial Floor	16	0.19%
Prepayment Penalty	14	0.17%
Rounding Factor	14	0.17%
Mod P&I	11	0.13%
Borrower Full Name	10	0.12%
Interest Rate Periodic Floor	10	0.12%
Has Modification?	9	0.11%
Interest Rate Life Floor	9	0.11%
Rounding Method	9	0.11%
Balloon Flag	8	0.10%
Interest Only	8	0.10%
Mod Original Term	8	0.10%
Mod Original Interest Rate	7	0.08%
Interest Rate Initial Maximum	6	0.07%
Coborrower Full Name	5	0.06%

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Field	Loan Count	% of Loans
Interest Collection Type	5	0.06%
Lookback Period	5	0.06%
Mod Interest Only Period Expiration Date	5	0.06%
Index	4	0.05%
Originator Application Date	4	0.05%
Interest Only Period	3	0.04%
Mod Balloon?	3	0.04%
Prepay Term	3	0.04%
SalePrice	3	0.04%
Mod First Payment Date	2	0.02%
Mod Interest Rate Initial Cap	2	0.02%
Mod Interest Rate Initial Floor	2	0.02%
Mod Interest Rate Life Cap	2	0.02%
Mod Interest Rate Life Floor	2	0.02%
Mod Maturity Date	2	0.02%
Mod Neg Am	2	0.02%
Mod Next Interest Rate Change Date	2	0.02%
Mod Next Payment Change Date	2	0.02%
Prepayment Penalty Period (months)	2	0.02%
Interest Only Period Expiration Date	1	0.01%
Mod Deferred Balance	1	0.01%
Mortgage Insurance Company	1	0.01%
Product Description	1	0.01%
State	1	0.01%

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JCIII & Associates, LLC (637 Mortgage Loans)

In total, data variances were found on 106 (16.64%) mortgage loans across 37 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Original P&I	40	6.28%
Documentation Type	38	5.97%
Borrower #1 FICO/Experian	33	5.18%
Purpose at origination	25	3.92%
LTV per 1)AUS; 2)Manual Approval; 3)1008	23	3.61%
Margin	23	3.61%
Maximum Rate (Life Ceiling)	23	3.61%
Original Stated Rate	22	3.45%
Sales Price	20	3.14%
Orig Appraised Value	19	2.98%
Property Type	15	2.35%
Stated Maturity Date	15	2.35%
Rate Change Frequency	14	2.20%
Index	11	1.73%
MI Required	10	1.57%
Original First Payment Date	9	1.41%
Original Principal Balance	9	1.41%
Interest Only Period?	8	1.26%
MI Percentage	8	1.26%
Minimum Rate (Life Floor)	7	1.10%
Periodic Rate Cap %	7	1.10%
Rate Cap at First Adj (Up)	7	1.10%
Origination Date (Closing Date)	6	0.94%
Address	5	0.78%
Calc’d Life Cap	4	0.63%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	4	0.63%
Origination Note Amort Type	4	0.63%
# of Units	3	0.47%
Borrower Name	3	0.47%
City	2	0.31%
Interest Only Term (Months)	2	0.31%
Next Rate Change Date	2	0.31%
Occupancy at origination	2	0.31%
First Rate Change Date	1	0.16%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	1	0.16%
Original Term	1	0.16%
Zip	1	0.16%

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OTHER REVIEW RESULTS SUMMARY (8,900 Mortgage Loans)

Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

AMC Diligence, LLC (8,263 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception	# of Exceptions
Miscellaneous Disclosure	4,263
Missing Application Date	3,596
Missing, Incorrect, or Incomplete 1003	2,476
RESPA	2,074
Missing, Incorrect, or Incomplete GFE	1,744
FACTA	1,524
Missing, Incorrect, or Incomplete TIL	1,249
TILA Finance Charge or APR Tolerance Non-Compliant	1,138
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	851
Missing, Incorrect, or Incomplete HUD-1	707
Misc. State Level	674
HELOC	605
LTV	498
Missing Data	127
FHA	78
State Late Charge	57
Incomplete File	55
Missing, Incorrect, Unrecorded, or Incomplete Security Instrument	42
State Prepayment Penalty	35
TRID	20
TILA/MDIA	14
Safe Act	8
ECOA	7
Missing, Incorrect, or Incomplete Note	5
QM/ATR	5
HPML	4
Appraisal	1
Cross Collateralized Mortgage Loan	1
Texas 50(a)(6)	1

21,859

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JCIII & Associates, LLC (637 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception	# of Exceptions
Misc. State Level	1,246
Missing, Incorrect, or Incomplete TIL	439
HMDA	394
Missing, Incorrect, or Incomplete GFE	175
Miscellaneous Disclosure	130
FACTA	127
TILA Finance Charge or APR Tolerance Non-Compliant	92
Evidence of Single Premium Credit Insurance With Disclosure	33
State Late Charge	24
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	18
Missing, Incorrect, or Incomplete HUD-1	13
RESPA	3
Missing, Incorrect, or Incomplete Note	2

2,696

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (2,116 Mortgage Loans)

AMC Consolidated

In total, 2,109 of the 2,116 mortgage loans (99.66%) subject to the Pre-Acquisition Collection Comment Review had complete comment histories and 30 mortgage loans were graded as EV3 at the time of review for reasons elaborated on below.

Servicing Review Grade	Loan Count	% of Loans
1	2,010	94.99%
2	76	3.59%
3	30	1.42%

Total	2,116	100.00%

AMC Diligence, LLC Review (2,051 Mortgage Loans)

In total, 2,045 of the 2,051 mortgage loans subject to the Pre-Acquisition Collection Comment Review had complete collection comment histories. With respect to the 15 mortgage loans graded an EV3, 6 mortgage loans had incomplete comment histories, 4 mortgage loans had received a cease and desist order from a third party mortgagor, 2 mortgage loans were in foreclosure, 2 mortgage loans had evidence of property damage, and 1 mortgage loan had a deceased borrower with no information on an heir. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	1,972	96.15%
2	64	3.12%
3	15	0.73%

Total	2,051	100.00%

JCIII & Associates, LLC Review (65 Mortgage Loans)

All but one of the mortgage loans subject to the Pre-Acquisition Collection Comment Review had a complete collection comment history.

With respect to the 15 mortgage loans graded an EV3 there were the following exceptions: 11 mortgage loans were delinquent at the time of the review, 2 mortgage loans had received a cease and desist order from a third party mortgagor, 1 mortgage loans had a missing and/or incomplete pay history and collection comments, and 1 mortgage loan had a borrower in bankruptcy. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	38	58.46%
2	12	18.46%
3	15	23.08%

Total	65	100.00%

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POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (34 Mortgage Loans)

AMC Diligence, LLC Review (34 Mortgage Loans)

All mortgage loans subject to the Post-Acquisition Collection Comment Review had a complete collection comment history. With respect to the 1 mortgage loan graded an EV3, the mortgage loan was in bankruptcy. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	32	94.12%
2	1	2.94%
3	1	2.94%

Total	34	100.00%

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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (8,855 Mortgage Loans)

AMC Consolidated

A Pre-Acquisition Payment History Review was completed on 8,855 mortgage loans of which 8,774 had complete pay history strings and 81 mortgage loans (0.91%) had incomplete pay history strings. Of these mortgage loans, 5,824 mortgage loans had no delinquencies during the lookback period and no missing pay history data. The remaining 3,031 mortgage loans (34.23%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
0	5,824	65.77%
0 (but with missing months)	26	0.29%
Unknown (missing months)	1	0.01%
1 or more (no months missing)	2,950	33.31%
1 or more (but with missing months)	54	0.61%

Total	8,855	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	43	0.49%
24	7,322	82.69%
36	1,484	16.76%
37	1	0.01%
42	1	0.01%
43	1	0.01%
45	3	0.03%

Total	8,855	100.00%

AMC Diligence, LLC Review (8,748 Mortgage Loans)

AMCD conducted a Pre-Acquisition Payment History Review on 8,748 mortgage loans of which 8,682 mortgage loans had complete pay history strings and 66 mortgage loans (0.75%) had incomplete pay history strings. Of these mortgage loans, 5,804 mortgage loans (66.35%) had no delinquencies during the lookback and no missing pay history data. The remaining 2,944 mortgage loans (33.65%) showed evidence of one or more delinquencies during the lookback period, or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
0	5,804	66.35%
0 (but with missing months)	25	0.29%
1 or more	2,878	32.90%
1 or more (but with missing months)	41	0.47%

Total	8,748	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	1	0.01%
24	7,264	83.04%
36	1,477	16.88%
37	1	0.01%
42	1	0.01%
43	1	0.01%
45	3	0.03%

Total	8,748	100.00%

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JCIII & Associates, LLC Review (107 Mortgage Loans)

JCIII conducted a Pre-Acquisition Payment History Review on 107 mortgage loans of which 92 mortgage loans (85.98%) had complete pay history strings and 15 mortgage loans (14.02%) had incomplete pay history strings. Of these mortgage loans, 20 mortgage loans had no delinquencies during the lookback period and no missing pay history data. The remaining 87 mortgage loans (81.30%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
0	20	18.69%
0 (but with missing months)	1	0.93%
Unknown (missing months)	1	0.93%
1 or more (no months missing)	72	67.29%
1 or more (but with missing months)	13	12.15%

Total	107	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	42	39.25%
24	58	54.21%
36	7	6.54%

Total	107	100.00%

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POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (52 Mortgage Loans)

A 6, 12, 24, or 36-month Post-Acquisition Payment History Review was completed on 52 mortgage loans of which 42 had complete pay history strings and 10 mortgage loans (19.23%) had incomplete pay history strings. Of these mortgage loans, 18 mortgage loans had no delinquencies during the lookback period; however, of these 18 mortgage loans, 6 mortgage loans were missing at least one month of payment history data. The remaining 34 mortgage loans (65.38%) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	12	23.08%
0 (but with missing months)	6	11.54%
1 or more	30	57.69%
1 or more (but with missing months)	4	7.69%

Total	52	100.00%

Lookback Period (months)	Loan Count	% of Loans
6	12	23.08%
12	10	19.23%
24	29	55.77%
36	1	1.92%

Total	52	100.00%

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TAX AND TITLE REVIEW SUMMARY (3,928 Mortgage Loans – 3,734 first liens and 194 second liens)

AMC Diligence, LLC Review

As part of the due diligence services, the Client provided AMC with identifying data on 3,928 mortgage loans. There were 250 first lien mortgage loans and 16 second lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 59 first lien mortgage loans and 6 second lien mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 194 first lien mortgage loans and 12 second lien mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 3,662 mortgage loans.

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ADDITIONAL SUMMARY (AMC Population) *

Purpose	Loan Count	% of Loans
Purchase	3,351	40.55%
Refinance Cash-out—Other	2,218	26.84%
Refinance Rate/Term	1,419	17.17%
Refinance Cash-out—Debt Consolidation	995	12.04%
UTD	103	1.25%
Refinance Cash-out—Home Improvement	83	1.00%
Construction-Permanent	37	0.45%
Refinance Streamlined	23	0.28%
Refinance UTD	21	0.25%
Refinance Limited Cash-out GSE	10	0.12%
Construction	3	0.04%

Total	8,263	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	5,186	62.76%
PUD	798	9.66%
Condo (Low Rise)	771	9.33%
UTD	565	6.84%
2 Family	379	4.59%
PUD Attached	102	1.23%
Manufactured Housing	97	1.17%
Single Family Attached	91	1.10%
3 Family	79	0.96%
Condo (High Rise)	76	0.92%
4 Family	41	0.50%
Townhouse	34	0.41%
Condo (Mid Rise)	33	0.40%
Mobile Home (Multi-Wide)	6	0.07%
Mobile Home (Single-Wide)	2	0.02%
Co-op	1	0.01%
Mobile Home	1	0.01%
Multi Family	1	0.01%

Total	8,263	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	7,520	91.01%
2	735	8.90%
UTD	8	0.10%

Total	8,263	100.00%

Term	Loan Count	% of Loans
360	6728	81.42%
180	879	10.64%
480	275	3.33%
240	129	1.56%
300	129	1.56%

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Term	Loan Count	% of Loans
12	46	0.56%
84	14	0.17%
UTD	12	0.15%
60	6	0.07%
276	3	0.04%
348	3	0.04%
357	3	0.04%
120	2	0.02%
281	2	0.02%
301	2	0.02%
336	2	0.02%
144	1	0.01%
179	1	0.01%
181	1	0.01%
185	1	0.01%
238	1	0.01%
268	1	0.01%
271	1	0.01%
275	1	0.01%
282	1	0.01%
285	1	0.01%
288	1	0.01%
293	1	0.01%
298	1	0.01%
299	1	0.01%
317	1	0.01%
324	1	0.01%
351	1	0.01%
354	1	0.01%
356	1	0.01%
359	1	0.01%
36	1	0.01%
361	1	0.01%
363	1	0.01%
372	1	0.01%
420	1	0.01%
479	1	0.01%
48	1	0.01%
59	1	0.01%

Total	8,263	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	4,884	59.11%
ARM	3,370	40.78%
UTD	9	0.11%

Total	8,263	100.00%

*	Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY (JCIII Population) *

Purpose	Loan Count	% of Loans
Cashout Refi	430	67.50%
Purchase	116	18.21%
Rate/Term Refi	84	13.19%
Construction To Perm	7	1.10%

Total	637	100.00%

Property Type	Loan Count	% of Loans
Single Family	538	84.46%
Manufactured (Double-Wide)	34	5.34%
PUD Detached	28	4.40%
Low Rise Condo (<5 Floors)	15	2.35%
Townhouse	5	0.78%
PUD Attached	3	0.47%
Rowhouse	3	0.47%
Single Family Attached	3	0.47%
2 Family	2	0.31%
4 Family	2	0.31%
High Rise Condo (>8 Floors)	2	0.31%
Manufactured (Single-Wide)	1	0.16%
Mobile Home Attached	1	0.16%

Total	637	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	637	100.00%

Total	637	100.00%

Term	Loan Count	% of Loans
360	525	82.42%
240	41	6.44%
180	19	2.98%
181	18	2.83%
480	12	1.88%
300	10	1.57%
312	2	0.31%
60	1	0.16%
84	1	0.16%
205	1	0.16%
228	1	0.16%
264	1	0.16%
276	1	0.16%
328	1	0.16%
346	1	0.16%
348	1	0.16%
351	1	0.16%

Total	637	100.00%

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Amortization Type	Loan Count	% of Loans
FIXED	499	78.34%
ARM	138	21.66%

Total	637	100.00%

*	Some “% of Loans” may not add to 100% due to rounding.

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